EXHIBIT 10.3 PSU US 1/2016 ____ ___, 201_ Federal Signal Corporation 2015 Executive Incentive Compensation Plan Performance Share Unit Award Agreement You have been selected to receive this Performance Share Units (“PSUs”) award (“Award”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Date of Grant: Number of PSUs Subject to this Award Agreement: Performance and Vesting Periods: January 1, 201_ through December 31, 201_ [3-year period] This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Performance Share Unit Award Agreement No. 2016 attached hereto and incorporated herein. Together, this Award and the attached award agreement shall be referred to throughout each as the “Award Agreement.” Calculations of performance versus target, threshold and maximum values set forth in Appendix A are made by the Committee in accordance with the terms of the Plan and are final and binding. IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the Date of Grant. PARTICIPANT FEDERAL SIGNAL CORPORATION By: Print Name Chief Executive Officer Signature Address Participant agrees to execute this Award Agreement and return one copy to Lana Noel at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, IL 60523 within 45 days of the above date or forfeit the performance share unit award. Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

PSU US 1/20-16 This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT AWARD AGREEMENT NO. 2016 This Award Agreement, which includes the attached cover page and Appendix A, effective as of the Date of Grant, represents the grant of PSUs by the Company to Participant, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the PSUs. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of Stock, and that Participant is one of those employees. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the board of directors of the Company. D. “Code” means the Internal Revenue Code of 1986, as amended. E. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. F. “Company” means Federal Signal Corporation, a Delaware corporation. G. “Date of Grant” means the date set forth on this Award Agreement. H. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. I. “Participant” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement. J. “Performance Period” means the three consecutive calendar year period set forth in this Award Agreement. K. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Participant determined under Section 2, Section 4A (in the case of death or termination of employment by Disability), Section 4B (in the case of Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment) of this Award Agreement, as applicable, at the time provided in Section 6 of this Award Agreement, to the extent that the rights to such shares are vested at such time.

PSU US 1/2016 2 L. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. M. “Stock” means the common stock of the Company. N. “Vesting Period” means the three consecutive calendar year period set forth in this Award Agreement. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Participant the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. This Award entitles Participant to receive a whole number of shares of Stock as set forth on this Award Agreement equal to a percentage, from zero to 200%, based on the Company’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on the Company’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or termination of employment by Disability), the formula set forth in Section 4B (in the case of a Change-in-Control), or Section 5 (in the case of Divestiture of a Business Segment)), shall be distributable as provided in Section 6 of this Award Agreement, but only to the extent the rights to such shares are vested under either Section 4 or Section 5 of this Award Agreement. This grant of PSUs shall not confer any right to Participant (or any other participant) to be granted PSUs or other awards in the future under the Plan. It is intended that this Award qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock provided for under the Plan. Section 3. Bookkeeping Account The Company shall record the number of PSUs subject to this Award Agreement to a bookkeeping account for Participant (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Participant’s Performance Share Unit Account shall be reduced by the number of PSUs, if any, forfeited in accordance with Section 4 and by the number of PSUs with respect to which shares of Stock were transferred to Participant in accordance with Section 6. Section 4. Vesting Subject to the accelerated vesting provisions provided below, the number of PSUs determined under Section 2 above shall vest on the last day of the Vesting Period, if Participant remains employed by the Company or its Affiliate through such date. For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, Participant shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance and Vesting Periods, while employed by the Company or its Affiliates: A. Participant dies or his or her employment terminates by reason of Disability, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period divided by 36 and (2) the greater of (a) 100% of the PSUs subject to this Award Agreement, regardless of actual performance or (b) the number of PSUs that Participant would have been payable to Participant at the end of Performance Period based on actual Company performance during the entire Performance Period. B. A Change-in-Control occurs, the number of vested PSUs subject to this Award shall be the greater of (1) 100% of the PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of PSUs that would have been payable to Participant for the Performance Period based on the Company’s best estimate of projected Company performance through the end of the Performance Period, determined at the date of the Change-in-Control. In the event of a Change-in-Control following an event that would otherwise enable vesting at

PSU US 1/2016 3 the end of the Performance and Vesting Periods under Section 4A, the provisions of this Section 4B shall control. For the avoidance of doubt, vesting under this Section 4B is not calculated on a pro-rata basis. C. Except as provided in Section 5 below, and in certain limited instances where the Committee may exercise its discretion in determining the vesting implications of PSUs, if Participant’s employment with the Company and its Affiliates terminates for any other reason before the end of the Performance and Vesting Periods, all PSUs that are not vested at the time of such termination of employment (after first taking into account the accelerated vesting provisions of this Section 4) shall be forfeited. Section 5. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section) during the Performance and Vesting Periods, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason during the Performance Period, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period before the Divestiture Date, divided by 36 and (2) 100% of the PSUs subject to this Award Agreement, regardless of actual performance. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with a reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (i) the then- outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 6. Distribution of Shares A. Except as specifically provided to the contrary in Section 6B, the number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that become vested under this Award shall become distributable as of the end of the Vesting Period and shall be paid not later than March 15, 2019 provided however, that if it is impracticable to pay such shares of Stock by such date (e.g., due to the unavailability of audited financial statements or a Form S-8 registration statement for the shares), then the Committee may delay payment until it becomes administratively practicable to do so later that same year.

PSU US 1/2016 4 B. The number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that vest prior to the end of the Vesting Period under either Section 4B or Section 5 of this Award Agreement shall become distributable on an accelerated basis as follows: (1) If a Change-in-Control occurs at any time before the end of the Vesting Period, then the number of earned shares of Stock with respect to PSUs that become vested under Section 4B of this Award Agreement shall become distributable on the date of the Change-in-Control. (2) If a Divestiture of a Business Segment occurs at any time before the end of the Vesting Period, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, then the number of earned shares of Stock with respect to PSUs that become vested under this Award Agreement shall become distributable on the Divestiture Date, but only if that payment on that date is permissible under Section 409A of the Code. Section 7. Stockholder Rights Participant shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to Participant. No dividend equivalent rights are provided under this Award Agreement. Section 8. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. In lieu of payment to Participant, a Beneficiary shall be paid shares of Stock under Section 6 at the same time and in the same form as Participant would have been paid but for Participant’s death. Section 9. Restrictions on Transfer PSUs awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Participant and his or her Beneficiary(ies) under this Award Agreement are not subject to the claims of their respective creditors and may not be voluntarily or involuntarily sold, assigned, transferred, alienated, pledged, attached, encumbered or charged. Any attempt by Participant or a Beneficiary to sell, assign, transfer, alienate, pledge, attach, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the number of PSUs credited to Participant’s Performance Share Unit Account that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Participant may elect to have such withholding satisfied by a reduction of the number of shares of Stock otherwise transferable under this Award Agreement at such time, such reduction to be calculated based on the closing market price of the Stock on the day Participant gives written notice of such election to the Company. Section 12. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the

PSU US 1/2016 5 Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 13. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 14. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 16. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 17. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 18. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy.

PSU US 1/2016 6 F. All obligations of the Company under the Plan and this Award Agreement, with respect to these PSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

PSU US 1/2016 7 FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT BENEFICIARY DESIGNATION Participant: Social Security No.: Address: Date of Birth: Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) Contingent Beneficiary(ies) Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREOF, the parties have executed this Beneficiary Designation on the date designated below. Date: _________________, ____ Signature of Participant Received: FEDERAL SIGNAL CORPORATION Date: _________________, ____ By: